UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

On June 8, 2023, Wireless Telecom Group, Inc., a New Jersey corporation (“WTT”), entered into the First Amendment to Agreement and Plan of Merger (the “Amendment”) with Maury Microwave, Inc., a Delaware corporation (“Maury”), and Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Maury (“Merger Sub”). The Amendment provides that the date for filing the preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) shall be no later than June 16, 2023.

This summary of the principal terms of the Amendment, a copy of which is filed as Exhibit 10.1, and incorporated herein by reference, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between a subsidiary of Maury and WTT. In connection with the proposed transaction, WTT plans to file a proxy statement with the SEC. SHAREHOLDERS OF WTT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WTT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by WTT at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on WTT’s Investor Relations website at https://wirelesstelecomgroup.com/investor-relations/financial-information.

Participants in Solicitation

WTT and Maury and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding WTT’s directors and executive officers is available in its proxy statement filed with the SEC on May 1, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Agreement and Plan of Merger dated as of June 8, 2023

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: June 12, 2023	By:	/s/ Michael Kandell
Michael Kandell
Chief Financial Officer